Exhibit 10

SHARE EXCHANGE AGREEMENT

This  Share  Exchange  Agreement  (this  “Agreement”)  is  effective  May  16,  2012,  by  and  between  Asia8,

Inc.,  a  Nevada  corporation  with  its  corporate  office  at  700  Lavaca  St.,  Suite  1400,  Austin,  Texas,  U.S.A.

(“Company”),  and  Emerging  Market  Property  Advisors,  Ltd.,  a  corporation  organized  under  the  laws of  the  United  Kingdom  with  its  registered  office  at  6  Arundel  Road,  Cheam,  Sutton,  Surrey,  SM2  7AD,

U.K. (“EMP”), and the shareholders of EMP (the “Shareholders”).

RECITALS

WHEREAS, the Shareholders own  two (2) shares of EMP, par value 1 Pound Sterling each,  which shares constitute  100%  of  the  issued  and  outstanding  shares  and  100%  of  the  ownership  of  EMP  (the  “EMP

Shares”); and

WHEREAS,  the  Company  desires  to  acquire  from  the  Shareholders,  and  the  Shareholders  desire  to transfer  to  the  Company,  the  EMP  Shares  in  exchange  for  approximately  thirty-one  million,  seven-

hundred  and  forty-two  thousand,  thirty-seven  (31,742,037)  shares  of  $0.001  par  value  common  stock  of the Company (the “Company Shares”).

AGREEMENTS

Now,  therefore,  in  consideration  of  the  premises,  the  mutual  promises  and  covenants  set  forth  in  this

Agreement,  and  for  other  good  and  valuable  consideration,  the  receipt  and  sufficiency  of  which  are hereby acknowledged, the parties agree as follows:

ARTICLE 1

SHARE EXCHANGE

Section 1.1

Exchange.  Upon and subject to the terms of this Agreement, the Company hereby agrees to  issue  and  deliver  the  Company  Shares  to  the  Shareholders  on  a  pro  rata  basis  in  exchange  for  the

Shareholders’ agreement to  assign, transfer and set over the EMP Shares to the Company at  the closing of this  Agreement pursuant to  Article 2  hereof. Following the exchange of  the EMP Shares for the Company

Shares,  the  Shareholders  will  own  forty  nine  percent  (49%)  of  the  issued  and  outstanding  shares  of  the

Company’s common stock and  EMP will become a wholly owned subsidiary of the Company

Section 1.2

Fractional   Shares.     The   Company   shall   not   issue   fractional   Company   Shares   in

exchange  for  the  EMP  Shares,  rather  the  Company  will  round  fractional  shares,  if  any,  up  to  the  next whole  share of the Company’s common stock.

Section 1.3

Share  Valuation  Price.   The  valuation  of  the  EMP  Shares  shall  be  deemed  equivalent  to the valuation of the Company Shares.

Section 1.4

Tax  Free.   The  exchange  of  the  EMP  Shares  for  the  Company  Shares  will  be  deemed  by the parties to be a tax free exchange.

Section 1.5

Securities  Restriction.  The  Company  Shares  will  be  restricted  for  a  period  of  at  least  six

(6) months from the date of issuance.

ARTICLE 2

CLOSING

Section 2.1

Closing. The closing of  the  transaction contemplated  hereby shall take place on or before

June  30,  2012  (the  “Closing”),  subject  to  the  approval  of  the  Company’s  stockholders  and  other  pre-

closing conditions, at which the parties shall make the deliveries provided in this Article 2.

Section 2.2

EMP’s  and  the  Shareholders’  Deliveries  at  Closing.    At  the  Closing  or  as  soon  as

practicable  thereafter  EMP  will  deliver  or  will  cause  the  Shareholders  to  deliver  to  the  Company  the following:

(a)

Share certificates representing the EMP Shares to be delivered to the Company;

(b)

Any consents required to transfer the EMP Shares to the Company;

(c)

A  certified  copy  of  the  resolution  of  the  directors  of  EMP  authorizing  the  execution  and  delivery of this Agreement and all documents to be executed and delivered by EMP at Closing;

(d)

All  discharges  and  notices  of  discharge,  estoppel  letters,  pay-out  letters  or  similar  discharging documentation,  in  registrable  form  if  required,  which  are  necessary  or  desirable  to  effect  or  evince  the discharge of any liens or encumbrances,  all of which are satisfactory in form and content to  the Company,

acting reasonably;

(e)

Such  other  documents,  certificates,  instruments  and  agreements  as  are  required  or  contemplated to be delivered by EMP or the Shareholders pursuant to this Agreement.

Section 2.3

The Company’s Deliveries at Closing.  At the Closing or as soon as practicable thereafter, the Company shall deliver to EMP and the Shareholders, as applicable:

(a)

Share  certificates  representing  the  Company  Shares,  issued  to  the  Shareholders  on  a  pro  rata basis;

(b)

A certified copy of resolutions of the board of directors of the Company authorizing:

1.    the exchange of shares by the Company;

2.    the  execution  and  delivery of  this  Agreement  and  all documents  to  be executed  and  delivered by the Company at Closing;

3.    the appointment of Iftikar Ahmed  to the Company’s board of directors (1 of 3 board members) effective as of Closing;

(c)

Such other documents, certificates, instruments and agreements as are required or contemplated to be delivered by the Company pursuant to this Agreement.

ARTICLE 3

CONDITIONS PRECEDENT TO CLOSING

Section 3.1

Conditions  Precedent  to  Obligations  of  the  Company.  The  obligations  of  the  Company under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction,

or the waiver of the Company,  on or before the Closing, of the following conditions:

(a)

Representations  and  Warranties  True.  The  representations  and  warranties  of  EMP  shall  be  in  all material  respects  true  and  accurate  as  of  the  date  when  made,  and,  except  as  to  representations  and warranties which are expressly limited  to  a state of facts existing at a time prior to  the Closing,  shall be in all material respects true and accurate at and as of the Closing.

(b)

Performance of  Covenants.  EMP shall  have performed  and  complied  in  all  material respects  with each  and  every  covenant,  agreement  and  condition  required  by  this  Agreement  to  be  performed  or complied with by it prior to or as of the Closing.

(c)

No  Governmental  or  Other  Proceeding  or  Litigation.  No  order  of  any  court  or  administrative agency  shall  be  in  effect  which  restrains  or  prohibits  any  transaction  contemplated  hereby;  and  no  suit,

action,   other   than   the   exercise   of   dissenters'   rights,   investigation,   inquiry   or   proceeding   by   any

governmental   body   or   other   person   or   entity   shall   be   pending   or   threatened   against   EMP   or   the

Shareholders  which  challenges  the  validity  or  legality,  or  seeks  to  restrain  the  consummation,  of  the transactions contemplated hereby.

(d)

Closing Documentation.  The Company shall  have received  the deliveries  identified  in  Section 2.2 and  such additional documentation at the Closing as the Company and  its counsel may reasonably require to evidence compliance by EMP and the Shareholders with all of their obligations under this Agreement.

Section 3.2

Conditions  Precedent  to  Obligations of  EMP  and  the Shareholders.   The  obligations  of

EMP  and  the  Shareholders  under  this  Agreement  to  consummate  the  Closing  contemplated  hereby  shall be  subject  to  the  satisfaction,  or  to  the  waiver  by  EMP  and  the  Shareholders,  on  or  before  the  Closing,  of the following conditions:

(a)

Representations  and  Warranties  True.  The  representations  and  warranties  of  the  Company  shall be  in  all  material  respects  true  and  accurate  as  of  the  date  when  made,  and,  except  as  to  representations and  warranties  which  are  expressly  limited  to  a  state  of  facts  existing  at  a  time  prior  to  the  Closing,  shall be in all material respects true and accurate at and as of the Closing.

(b)

Performance  of  Covenants.  The  Company  shall  have  performed  and  complied  in  all  material respects  with  each  and  every  covenant,  agreement  and  condition  required  by  this  Agreement  to  be performed or complied with by it prior to or as of the Closing.

(c)

No  Governmental  or  Other  Proceeding  or  Litigation.  No  order  of  any  court  or  administrative agency  shall  be  in  effect  which  restrains  or  prohibits  any  transaction  contemplated  hereby;  and  no  suit,

action,   other   than   the   exercise   of   dissenters'   rights,   investigation,   inquiry   or   proceeding   by   any

governmental  body  or  other  person  or  entity  shall  be  pending  or  threatened  against  the  Company  which challenges the validity or legality, or seeks to  restrain the consummation, of the transactions contemplated hereby.

(d)

Closing  Documentation.  EMP  and  the  Shareholders  shall  have  received  the  deliveries  identified in  Section  2.3  and  such  additional  documentation  at  the  Closing  as  EMP,  the  Shareholders,  and  their respective  counsel  may  reasonably  require  that  evidences  the  Company’s  compliance  with  all  of  its obligations under this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF EMP

EMP represents and warrant to the Company, as of the date of this Agreement, as follows:

Section 4.1

Organization,  Good  Standing  and  Qualification.  EMP  is  a  corporation  duly  organized,

validly  existing  and  in  good  standing  under  the  laws  of  the  United  Kingdom.  EMP  has  all  requisite corporate  power  and  authority  to  own  and  operate  its  properties  and  assets,  to  execute  and  deliver  this

Agreement,  to  carry out the provisions of  this  Agreement  and  to  carry on business as presently conducted and  as presently proposed  to be conducted. EMP  is  qualified  and  authorized  to  do business  and is in  good standing  in  each  jurisdiction  in  which  the  nature  of  its  activities  and  of  its  properties  (both  owned  and leased)  makes  such  qualification  necessary,  except  for  those  jurisdictions  in  which  failure  to  do  so  would not  have  a  material  adverse  effect  on  EMP  or  its  business.  EMP  is  not  a  participant  in  any  joint  venture,

partnership   or   similar   arrangement   nor   will   it   own   equity   securities   in   other   corporations,   limited

partnerships or similar entities at Closing.

Section 4.2

Capitalization; Voting Rights.   The  issued  and  outstanding capital shares  of EMP  consist of  two  (2)  shares,  par  value  1  Pound  Sterling.  All  issued  and  outstanding  shares  (i) have  been  duly authorized  and  validly  issued,  (ii) are  fully  paid  and  non-assessable,  and  (iii) were  issued  in  compliance with all applicable laws  concerning the issuance of  securities.  There  are  no  outstanding options,  warrants,

rights   (including   conversion  or  preemptive   rights   and   rights  of   first  refusal),   proxy  or  shareholder

agreements,  or  agreements  of  any  kind  for  the  purchase  or  acquisition  from  EMP  of  its  securities.  When transferred  in  compliance  with  the  provisions  of  this  Agreement,  the  EMP  Shares  will  be  validly  issued,

fully  paid  and  non-assessable,  and  will  be  free  of  any  liens  or  encumbrances;  provided,  however,  that  the

EMP  Shares  may  be  subject  to  restrictions  on  transfer  subject  to  applicable  laws  as  set  forth  herein  or  as otherwise required by such laws at the time a transfer is proposed.

Section 4.3

Authorization;  Binding  Obligations.     All  corporate  action  on  the  part  of   EMP,   its

management  and  the  Shareholders  necessary  for  the  authorization  of  this  Agreement,  the  performance  of all  obligations  of  EMP  hereunder  at  the  Closing,  the  sale,  transfer  and  delivery  of  the  EMP  Shares pursuant  hereto  has  been  taken  or  will  be  taken  prior  to  the  Closing.  The  Agreement,  when  executed  and delivered,  will  represent  a  valid  and  binding  obligation  of  EMP  enforceable  in  accordance  with  its  terms,

except  (i) as  limited  by  applicable  bankruptcy,  insolvency,  reorganization,  moratorium  or  other  laws  of general  application  affecting  the  enforcement  of  creditors’  rights;  and  (ii) as  limited  by  general  principles

of  equity  that  restrict  the  availability  of  equitable  remedies.   The  exchange  of  the  EMP  Shares  is  not  and

will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

Section 4.4

Financial  Statements;  Interim   Changes.      EMP   has  delivered   to   the  Company  its

unaudited   balance   sheet  and   statements   of   operations  (the   “Financials”)  as   at   June   30,   2011  (the

“Statement  Date”).  The  Financials  are  complete  and  correct  in  all  material  respects  and  presents  fairly

the financial  condition of  EMP  as of  the  Statement Date.   EMP  shall provide financial audits,  prepared  in

accordance  with  GAAP,  as  required  for  compliance  with  securities  and  regulatory  bodies,  including  the provisions of Rule 3-05(b) of Regulation S-X.

Section 4.5

Liabilities.  EMP has no material liabilities and, to the best of its knowledge,  knows of no material  contingent  liabilities  not  disclosed  in  the  Financials,  except  current  liabilities  incurred  in  the

ordinary  course  of  business  subsequent  to   the  Statement  Date  which  have  not  been,   either  in  any

individual case or in the aggregate, materially adverse.

Section 4.6

Agreements; Action.

(a)

There   are   no    agreements,   understandings,   instruments,   contracts,   proposed   transactions,

judgments,  orders,  writs  or  decrees  to  which  EMP  is  a  party  or  to  its  knowledge  by  which  it  is  bound which  may  involve  (i) the  license  of  any  proprietary  right  to  or  from  EMP,  (ii) provisions  restricting  or

affecting   the   business   EMP,   or   (iii) indemnification   by   EMP   with   respect   to   the   infringement   of

proprietary rights.

(b)

EMP  has  not  (i) declared  or  paid  any  dividends,  or  authorized  or  made  any  distribution  upon  or with  respect  to  any  its  capital  shares,  (ii)  incurred  any  indebtedness  for  money  borrowed  or  any  other

liabilities   except   than   with   respect   to   dividend   obligations,   distributions,   indebtedness   and   other

obligations  incurred  in  the  ordinary  course of  business  as  disclosed  in the  Financials,  (iii) made any  loans or  advances  to  any  person,  other  than  ordinary  advances  for  travel  expenses,  or  (iv) sold,  exchanged  or otherwise disposed  of  any of  its  assets or rights,  other than the  sale of  its inventory in the ordinary course of business.

Section 4.7

Changes.  Since the Statement Date, there has not been to  EMP’s knowledge:

(a)

Any  change  in  the  assets,  liabilities,  financial  condition  or  operations  of  EMP  from  that  reflected in  the  Financials,  other  than  changes  in  the  ordinary  course  of  business,  none  of  which  individually  or  in the  aggregate  has  had  or  is  expected  to  have  a  material  adverse  effect  on  such  assets,  liabilities,  financial condition or operations of EMP;

(b)

Any  material  change,  except  in  the  ordinary  course  of  business,  in  the  contingent  obligations  of

EMP by way of guaranty, endorsement, indemnity,  warranty or otherwise;

(c)

Any  damage,  destruction  or  loss,  whether  or  not  covered  by  insurance,  materially  and  adversely affecting the properties, business or prospects or financial condition of  EMP;

(d)

Any waiver by EMP of a valuable right or of a material debt owed to it;

(e)

Any  direct  or  indirect  loans  made  by  EMP  to  any  employee,  manager  or  a  Shareholder  of  EMP,

other than advances made in the ordinary course of business;

(f)

Any   material   change   in   any   compensation   arrangement   or   agreement   with   any   employee,

manager or a Shareholder; or

(g)

Any  debt,  obligation  or  liability  incurred,  assumed  or  guaranteed  by  EMP,  except  those  for immaterial amounts and for current liabilities incurred in the ordinary course of business.

Section 4.8

Expertise.  EMP  has  the  necessary  expertise  and  know-how  to  fulfill  its  obligations pursuant to this Agreement.

Section 4.9

Title  to  Properties  and  Assets.  EMP  has  good  and  marketable  title  to  its  properties  and assets,  including  without  limitation  the  properties  and  assets  reflected  in  the  Financials,  and  good  title  to its  leasehold  estates,  in  each  case  subject  to  mortgages,  pledges,  liens,  encumbrances  or  other  charges,

including   (i) those   resulting   from   taxes   which   have   not   yet   become   delinquent,   (ii) liens   and

encumbrances  which  may  materially  detract  from  the  value  of  the  property  subject  thereto  or  materially impair  the  operations  of  EMP,  and  (iii) those  that  have  otherwise  arisen  in  the  ordinary  course  of business.  All  facilities,  machinery,  equipment,  fixtures,  vehicles  and  other  properties  owned,  leased  or used by EMP are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.

Section 4.10      EMP’s Business.  EMP holds all of the rights, permits, licenses, and approvals to provide services pursuant to its business. EMP is not dependent on one or a few customers in the operation of its business.

Section 4.11      Compliance  with  Other  Instruments.   EMP  is  not  in  violation  or  default  of  any  term  of its  governing documents,  or of  any provision  of  any mortgage,  indenture,  contract,  agreement,  instrument or  contract  to  which  it  is  party  or  by  which  it  is  bound  or  of  any  judgment,  decree,  order,  writ  or,  to  its knowledge,  any statute, rule or regulation applicable to EMP which  would materially and adversely affect the  business,  assets,  liabilities,  financial  condition,  operations  or  prospects  of  EMP.  The  execution,

delivery,  and  performance  of  and  compliance  with  this  Agreement,  and  the  exchange  of  the  EMP  Shares pursuant  to  this  Agreement,  will not,  with or  without the passage of  time or giving of  notice,  result in any such  material  violation,  or  be  in  conflict  with  or  constitute  a  default  under  any  such  term,  or  result  in  the creation  of  any  mortgage,  pledge,  lien,  encumbrance  or  charge  upon  any  of  the  properties  or  assets  of

EMP   or   the   suspension,   revocation,   impairment,   forfeiture   or   nonrenewal   of   any   permit   license,

authorization or approval applicable to EMP, its business or operations or any of its assets or properties.

Section 4.10      Litigation.   There  is  no  action,  suit,  proceeding,  or  investigation,  pending,  or  to  EMP’s

knowledge,   currently   threatened   against   EMP   that   questions   the   validity   of   this   Agreement,   or   to

consummate  the  transactions  contemplated  hereby,  or  which  might  result,  either  individually  or  in  the aggregate, in any material adverse change in the assets,  condition, affairs or prospects of EMP, financially or  otherwise,  or  any  change  in  the  current  equity  ownership  of  EMP,  nor  is  EMP  aware  that  there  is  any

basis for the foregoing.   The foregoing  includes,  without limitation,  actions pending or threatened  (or any basis  therefore  known  to  EMP)  involving  the  prior  employment  of  any  of  EMP’s  employees,  their  use  in connection  with  EMP’s  business  of  any  information  or  techniques  allegedly  proprietary  to  any  of  their former  employers,  or  their  obligations  under  any  agreements  with  prior  employers.  EMP  is  not  a  party  or subject  to  the  provisions  of  any  order,  writ,  injunction,  judgment  or  decree  of  any  court  or  government

agency or instrumentality.   There is no action, suit, proceeding or investigation by EMP currently pending or which EMP intends to initiate.

Section 4.11      Tax  Returns  and  Payments.   EMP  has  timely  filed  all  tax  returns  required  to  be  filed  by

it.  All  taxes  shown  to  be  due  and  payable  on  such  returns,  any  assessments  imposed,  and  to  EMP’s knowledge  all  other  taxes  due  and  payable  by  EMP  on  or  before  the  Closing  have  been  paid  or  will  be

paid  prior  to  the  time  they  become  delinquent.   EMP  has  not  been  advised  (i) that  any  of  its  returns  have been  or  are  being  audited  as  of  the  date  hereof,  or  (ii) of  any  deficiency  in  assessment  or  proposed judgment to  its taxes.  EMP has no  knowledge  of  any liability of  any tax  to be imposed  upon its properties or assets as of the date of this Agreement that is not adequately provided for.

Section 4.12      Employees.    No  employee  has  any  agreement  or  contract,  written  or  verbal,  regarding their  employment,  except  as  attached  hereto  in  Exhibit  4.12.  EMP  is  not  a  party  to  or  bound  by  any currently  effective  employment  contract,  deferred  compensation  arrangement,  bonus  plan,  incentive  plan,

profit  sharing  plan,  retirement  agreement  or  other  employee  compensation  plan  or  agreement.  To  EMP’s knowledge,  no  employee  of  EMP,  nor  any  consultant  with  whom  EMP  has  contracted,  is  in  violation  of any  term  of  any  employment  contract,  proprietary information agreement or  any  other agreement  relating to  the  right  of  any  such  individual  to  be  employed  by,  or  to  contract  with,  EMP  because  of  the  nature  of the business to be conducted by EMP; and to  EMP’s knowledge the continued employment by EMP of its present  employees,  and  the  performance  of  EMP’s  contracts  with  its  independent  contractors,  will  not result  in  any  such  violation.  EMP  has  not  received  any  notice  alleging  that  any  such  violation  has occurred.  No  employee  of  EMP  has  been  granted  the  right  to  continued  employment  by  EMP  or  to  any

material  compensation  following  termination  of  employment  with  EMP.    EMP  is  not  aware  that  any

manager  or  key  employee,  or  that  any  group  of  key  employees,  intends  to  terminate  their  employment with  EMP,  nor  does  EMP  have  a  present  intention  to  terminate  the  employment  of  any  manager,  key employee or group of key employees.

Section 4.13      Compliance  with  Laws;  Permits.    To  its  knowledge,  EMP  is  not  in  violation  of  any

applicable  statute,  rule,  regulation,  order  or  restriction  of  any  domestic  or  foreign  government  or  any instrumentality  or  agency  thereof  in  respect  of  the  conduct  of  its  business  or  the  ownership  of  its properties  which  violation  would  materially  and  adversely  affect  the  business,  assets,  liabilities,  financial condition,  operations  or  prospects  of  EMP.  No  governmental  orders,  permissions,  consents,  approvals  or authorizations  are  required  to  be  obtained  and  no  registrations  or  declarations  are  required  to  be  filed  in connection  with  the  execution  and  delivery  of  this  Agreement  and  the  exchange  of  the  EMP  Shares,

except  such  as  has  been  duly  and  validly  obtained  or  filed,  or  with  respect  to  any  filings  that  must  be made  after  the  Closing,  as  will  be  filed  in  a  timely  manner.  EMP  has  all  permits  and  licenses  and  any similar authority necessary for the conduct of its business as now being conducted by it, the  lack of which could  materially  and  adversely  affect  the  business,  properties,  prospects  or  financial  condition  of  EMP and  believes  it  can  obtain,  without  undue  burden  or  expense,  any  similar  authority  for  the  conduct  of  its business as planned to be conducted.

Section 4.14      Environmental  and  Safety  Laws.    To  its  knowledge,  EMP  is  not  in  violation  of  any

applicable  statute,  law  or  regulation  relating  to  the  environment  or  occupational  health  and  safety,  and  to its  knowledge,  no  material  expenditures  are  or  will  be  required  in  order  to  comply  with  any  such  existing statute, law or regulation.

Section 4.15      Offering   Valid.     Assuming   the   accuracy   of   the   representations   and   warranties   of

Company  contained  in  Article  5  hereof,  the  offer,  and  exchange  of  the  EMP  Shares  will  be  exempt  from the  registration  requirements  of  all  applicable  securities  laws  and  will  have  been  registered  or  qualified

(or   are   exempt   from   registration   and   qualification)   under   the   registration,   permit   or   qualification

requirements of all applicable securities laws.

Section 4.16      Full  Disclosure.   To  EMP’s  knowledge  and  belief,  this  Agreement,  and  any  certificate expressly delivered by EMP to the Company or its attorneys or agents in connection herewith or therewith or  with  the  transactions  contemplated  hereby  or  thereby,  neither  contain  any  untrue  statement  of  a material fact nor,  to  EMP’s knowledge  and  belief,  omit to  state  a material fact  necessary in  order to  make

the  statements  contained  herein  or  therein  not  misleading.   To  EMP’s  knowledge  and  belief,  there  are  no

facts  which  (individually  or  in  the  aggregate)  materially  adversely  affect  the  business,  assets,  liabilities,

financial  condition  or  operations  of  EMP  that  have  not  been  set  forth  in  the  Agreement  or  in  other documents expressly delivered to the Company or its attorneys or agents in connection herewith.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company represents and warrants to EMP and the Shareholders, as of the date of this  Agreement and as of Closing, as follows:

Section 5.1

Authority. The Company has all requisite right,  power,  authority and  capacity to  execute,

deliver  and  perform  this  Agreement.   This  Agreement  has  been  duly  and  validly  executed  and  delivered by the Company.  This Agreement is the valid and binding obligation of the Company, enforceable against the  Company  in  accordance  with  its  terms,  except  as  enforceability  may  be  limited  by  (a)  applicable bankruptcy,  insolvency,  reorganization,  arrangement,  moratorium,  fraudulent  conveyance,  redemption,

reinstatement,  and  other  laws  affecting  the  rights  or  remedies  of  creditors  generally  and  (b)  general principles of equity.

Section 5.2

Capitalization;   Voting   Rights.     The   issued   and   outstanding   capital   shares   of   the

Company  consist  of  twenty  four  million,  four  hundred  and  eleven  thousand,  three  hundred  and  sixty

(24,411,360)  shares,  par  value  $0.001.  The  company  has  resolved  to  issue  an  additional  seven-million-

nine-hundred-seventy-eight-thousand  three-hundred-thirty-three  (7,978,333)  shares  from  its  treasury  in

May  2012  to  settle  all  of  the  company’s  debts  as  of  May  15,  2012,  resulting  in  a  total  pro-forma  issued and  outstanding  share  count  as  of  the  date  of  this  agreement  of  thirty-two-million-three-hundred-eighy-

nine-thousand-eight-hundred-thirty-three   (32,389,833.33)   shares.     All   issued   and   outstanding   shares

(i) have  been  duly  authorized  and  validly  issued,  (ii) are  fully  paid  and  non-assessable,  and  (iii) were

issued   in  compliance   with  all   applicable   laws  concerning   the  issuance   of   securities.   There  are   no

outstanding   options,   warrants,   rights   (including   conversion   or   preemptive   rights   and   rights   of   first

refusal),  proxy or shareholder agreements,  or  agreements of  any  kind  for the purchase or acquisition from the Company  of  its securities. When  transferred  in  compliance  with the  provisions of  this  Agreement,  the

Company  Shares  will  be  validly  issued,  fully  paid  and  non-assessable,  and  will  be  free  of  any  liens  or encumbrances;  provided,  however,  that  the  Company  Shares  will  be  subject  to  restrictions  on  transfer subject to applicable laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

Section 5.3

Investment.  The Company is acquiring  the EMP Shares for investment purposes,  and  not with a view to distribution or resale thereof in violation of applicable securities laws and regulations.

Section 5.4

No   Conflicts.     The   execution,   delivery   and   performance   by   the   Company   of   this

Agreement  does  not  and  will  not:   (a)  conflict  with,  violate,  result  in  a  breach  of  or  constitute  a  default under any agreement, instrument or obligation to which  the Company is a party or by which the Company is  bound;  (b)  conflict  with  or  violate  any  order,  judgment,  decree,  statute,  rule  or  regulation  applicable  to the  Company;  or  (c)  require  any  consent,  approval  or  authorization  of,  or  filing  with,  any  governmental authority or any other third party.

Section 5.5

Litigation.    There  is  no  action,  suit,  proceeding  or  investigation  pending,  or  to  the

Company’s knowledge threatened, against  the Company which questions or challenges the  validity of this

Agreement  or any  action to  be  taken  by the Company pursuant to  this  Agreement,  and,  to  the Company’s knowledge, there is no basis for any such action, suit, proceeding or investigation.

Section 5.6

Current  Regulatory  Reporting.   To  the  Company’s  knowledge,  the  Company  is  current

and compliant with all of its state and federal regulatory filings.

ARTICLE 6

INDEMNIFICATION

Section 6.1

Indemnification  by  EMP.   From  and  after  the  Closing,  EMP  shall  indemnify  and  hold harmless  the  Company from  and  against  any  and  all  losses,  liabilities,  claims,  demands,  causes  of  action,

costs  and  expenses  (including,  without  limitation,  reasonable  attorneys’  fees)  (collectively,  “Claims”)

arising  out  of  or  resulting  from:  (a)  any  representation  or  warranty  of  EMP,  as  the  case  may  be,  in  this

Agreement  not  being  true  and  accurate  when  made  or  when  required  by  this  Agreement  to  be  true  and accurate;  or  (b)  any  failure  by  EMP,  as  the  case  may  be,  to  perform  any  of  its  covenants,  agreements  or obligations in this Agreement.

Section 6.2

Indemnification  by  the  Company.    From  and  after  the  Closing,  the  Company  shall

indemnify  and  hold  harmless  EMP  and  the  Shareholders  from  and  against  any  and  all  Claims  arising  out of  or  resulting  from:  (a)  any  representation  or  warranty  of  the  Company  in  this  Agreement  not  being  true and accurate when made or when required by this Agreement to be true and accurate; or (b) any failure by the Company to perform any of its covenants,  agreements or obligations in this Agreement.

Section 6.3

Procedure  for  Indemnification.   No  party  shall  be  entitled  to  indemnification  under  this

Article  6  until  such  party  (the  “Indemnified  Party”)  shall  have  given  the  party  obligated  to  provide indemnification  hereunder  (the  “Indemnifying  Party”)  written  notice  of  the  claim  for  indemnification and,  if  such  claim  for  indemnification  arises  out  of  any  claim,  suit,  action  or  proceeding  by  a  third  party against  the  Indemnified  Party,  unless  and  until  the  Indemnified  Party  shall  have  given  the  Indemnifying

Party  prompt  written  notice  of  such  third-party  claim  and  the  Indemnifying  Party  has  been  offered  the right, at the sole expense of the Indemnifying Party, to participate in the defense of such third-party claim.

If  the  Indemnifying Party  elects  to  assume  the defense of  such  a  third-party  claim,  it shall  not be liable  to the  Indemnified  Party  for  any  legal  or  other  expense  subsequently  incurred  by  the  Indemnified  Party  in

connection  with the defense thereof.   The  Indemnifying Party shall not be liable for any settlement of  any action  or  claim  effected  without  the  prior  written  consent  of  the  Indemnifying  Party,  which  consent  shall not be unreasonably withheld.

Section 6.4

No  Bar.   The provisions of  this Article 6  shall  not limit in any  way the claims  which may be made by the parties at law or in equity for any breach by any such party of the terms of this Agreement or any document or instrument delivered pursuant hereto.

ARTICLE 7

MISCELLANEOUS

Section 7.1

Brokers.   Each  party  represents  to  the  other  parties  that  it  has  not  engaged  any  broker,

finder or intermediary in connection with the transactions contemplated by this Agreement.

Section 7.2

Expenses.   All  legal  and  other  expenses  incurred  by  any  party  in  connection  with  this

Agreement and the transactions contemplated  hereby shall be paid by the party incurring such fees.

Section 7.3

Survival.    Each  of  the  covenants,  representations  and  warranties  of  the  parties  made herein  shall  survive  the  Closing  and  shall  not  be  merged  in  the  consummation  of  the  transactions contemplated hereby.

Section 7.4

Notices.   All  notices  and  other  communications  under  this  Agreement  shall  be  in  writing and  shall  be  sent  by  certified  or  registered  mail,  return  receipt  requested,  by  personal  delivery,  or  by facsimile  addressed  to  the  appropriate  party  at  the  address  or  facsimile  number  set  forth  below  or  such other  address  or  facsimile  number  as  the  party  may  designate  by  notice  given  in  accordance  with  this

Section  7.4.   Notice  shall  be  deemed  validly  given  on  the  date  of  receipt  as  shown  on  the  return  receipt  if delivered  by  certified  or  registered  mail,  on  the  date  of  delivery  if  done  by  personal  delivery  and  upon

confirmation  of  receipt  if  sent  by  facsimile  with  receipt  confirmed.   Notice  shall  also  be  deemed  validly

given  on  the  date  that  a  party  rejects  or  refuses  to  accept  delivery  or  the  date  of  an  inability  to  effectuate delivery  because  of  a  changed  address  or  facsimile  number  of  which  no  notice  was  given  in  accordance with this Section 7.4.

If to  the Company to:

Asia8, Inc.

attn: Eric Montandon

700 Lavaca St., Suite 1400

Austin, Texas

U.S.A.

Tel: (480) 505-0070

Fax: (480) 505-0071

Email: eric@asia8.com

If to  EMP to:

Emerging Market Property Advisors, Ltd.

attn: Iftikhar Ahmed

6 Arundel Road

Cheam, Sutton, Surrey

SM2 7AD, U.K.

Tel: 011 44 207 242 1855

Fax:

Email: info@empadvisers.com

Section 7.5

Due  Diligence.  The  Company  shall  give  EMP  and  EMP  shall  give  the  Company  and their  respective  representatives  full  access  to  any  personnel  and  all  properties,  documents,  books,  records and  operations  relating  to  the  transaction  contemplated  herein  within  a  reasonable  amount  of  time  from the date of  any  such  request,  but  in  each  such  case within  ten (10) business days from  the date of  request.

All such requests for access shall be delivered  pursuant to  Section 7.4.

Section 7.6

Confidentiality.  The  existence  and  the  terms  of  this  Agreement  shall  be  maintained  in

confidence   by   the   parties   hereto   and   their   respective   officers,   directors   and   employees   except   as

compelled  to  be  disclosed  by  judicial  or  administrative  process  or  by  other  requirements  of  law,  legal process,  rule  or  regulation  (including  to  the  extent  required  in  connection  with  any  filings  made  by  the parties  or  their  controlling  affiliates  with  the  Securities  and  Exchange  Commission).  Nevertheless,  all

public announcements,  notices or other communications regarding such matters to  third  parties,  including without  limitation  any  disclosure  regarding  the  transactions  contemplated  hereby,  shall  require  the  prior approval of all parties hereto.

Section 7.7

Breach  and  Injunctive  Relief.  Each  party  agrees  that  if  it  commits  a  breach  or  threatens to  commit  a  breach  of  any  of  the  provisions  of  this  Agreement,  then  the  other  party  has  the  right  to  have the  provisions  of  this  Agreement  specifically  enforced  by  a  court  in  the  State  of  Nevada,  it  being acknowledged  and  agreed  that  any  such  breach  or  threatened  breach  will  cause  irreparable  injury  to  the other  and  that  money  damages  will  not  provide  an  adequate  remedy.  If  a  breach  occurs  and  is  not  wholly remedied  by  specific  enforcement  of  this  Agreement,  the  offending  party  agrees  to  compensate  the injured  party  for  adverse  consequences  that  result  directly  or  indirectly  from  the  breach.  The  parties acknowledge  and  agree  that  injunctive  relief  is  appropriate  for  any  breach  or  threatened  breach  of  this

Agreement or the obligations hereunder.

Section 7.8

Arbitration.     The   parties   hereby   submit   all   controversies,   claims,   and   matters   of

difference  to  arbitration  in  Nevada,  by  a  single  arbitrator  according  to  the  Commercial  Arbitration  Rules

of  the  American  Arbitration  Association  from  time  to  time  in  force.   This  submission  and  agreement  to

arbitrate  shall  be specifically  enforceable.   Without  limiting the  generality  of  the foregoing,  the following

shall   be   considered   controversies   for   this   purpose:   (i) all   questions   relating   to   the   breach   of   any

obligation,  warranty  or  condition  hereunder,  (ii) all  questions  relating  to  representations,  negotiations  and other  proceedings  leading  to  the  execution  hereof,  (iii) failure  of  either  party  to  deny  or  reject  claim  or demand  from the other party,  and  (iv) all questions as to  whether the right to  arbitrate any question exists.

Arbitration  may  proceed  in  the  absence  of  either  party  if  notice  of  the  proceeding  has  been  given  to  such

party.   The  parties  agree  to  abide  by  all  awards  rendered  in  such  proceedings.  Such  awards  shall  be  final

and  binding  on  all  parties.   It  is  the  intention  of  the  parties  that  the  selection  of  arbitrators,  the  holding  of the  arbitration  hearing,  and  the  issuance  of  the  findings  of  the  arbitrators  shall  all  be  accomplished  as expeditiously as possible, and the parties shall take all measures required to proceed in that fashion.

Section 7.9

Legal   Expenses.      In   the   event   of   any   litigation   or   other   proceedings   before   an

adjudicative  authority  regarding  the  construction  hereof  or  any  breach  hereof,  the  non-prevailing  party shall pay the reasonable legal fees and expenses of the prevailing party incurred therein.

Section 7.10      Entire   Agreement;   Amendments;   Waivers.     This   Agreement   constitutes   the   entire

agreement of  the parties  with respect to  the subject matter  hereof  and  supersedes all prior  agreements  and understandings,  oral  or  written,  with  respect  thereto.  This  Agreement  may  not  be  modified  orally,  but only  by  an  agreement  in  writing  signed  by  the  party  against  whom  any  waiver  or  amendment  may  be

sought  to  be  enforced.   No  action  taken  pursuant  to  this  Agreement  and  no  investigation  by  or  on  behalf of  any  party  hereto  shall  be  deemed  to  constitute  a  waiver  by  such  party  of  compliance  with  any

representation,  warranty,  covenant  or agreement  herein.   The  waiver  by any party  hereto  of  any condition

or  of  a  breach  of  another  provision  of  this  Agreement  shall  not  be  construed  as  a  waiver  of  any  other

condition  or  subsequent  breach.   The  waiver  by  any  party  of  any  part  of  any  condition  precedent  to  its obligations  under  this  Agreement  shall  not  preclude  it  from  seeking  redress  for  breach  of  this  Agreement other than with respect to the condition waived.

Section 7.11      Binding  Effect.   This  Agreement  shall  inure  to  the  benefit  of  and  be  binding  upon  the

parties  hereto  and  their  respective  heirs,  legal  representatives,  successors  and  permitted  assigns.   None  of

the parties shall assign this Agreement or delegate any of its duties hereunder to any other person or entity without the prior written consent of the other parties to this Agreement.

Section 7.12      Headings.   The  section  and  other  headings  in  this  Agreement  are  for  reference  purposes only and shall not affect the meaning or interpretation of this Agreement.

Section 7.13      Counterparts.   This  Agreement  may  be  executed  in  any  number  of  counterparts,  each  of which,  when  executed,  shall  be  deemed  to  be  an  original  and  all  of  which  together  shall  be  deemed  to  be one and the same Agreement.

Section 7.14      Governing  Law.  This Agreement shall be construed  and  enforced  in accordance with the laws of the State of Nevada, without giving effect to the principles of conflicts of law of such state.

IN  WITNESS  WHEREOF,  the  parties  have  executed  and  delivered  this  Agreement  as  of  the  date  first set forth above.

COMPANY

/s/ Eric Montandon

By: Eric Montandon

Its: Chief Executive Officer

EMP

/s/ Iftikhar Ahmed

By: Iftikhar Ahmed

Its: President

SHAREHOLDERS

Iftikhar Ahmed

/s/ Iftikhar Ahmed

Adderley Davis & Associates, Ltd.

/s/ Robert Newman

Robert Newman

EXHIBIT 4.12

EMPLOYEE CONTRACTS

NONE